UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      August 15, 2012

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code:      (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed on Form 8-K filed August 3, 2012, SeaChange eliminated the position of Executive Vice President of Worldwide Sales and Services and terminated the employment of Ira Goldfarb who previously held this position.

In connection with his termination, Mr. Goldfarb and SeaChange entered into a separation agreement and general release, dated as of August 15, 2012 (the “Separation Agreement”).  Under the terms of the Separation Agreement, SeaChange, in exchange for Mr. Goldfarb’s release of claims, will: (i) pay Mr. Goldfarb his current annual base salary of $350,000 payable in twenty-four equal twice-monthly installments on SeaChange’s regular payroll schedule; and (ii) pay for 12 months of Mr. Goldfarb’s COBRA health care coverage, or a lesser period until Mr. Goldfarb becomes eligible for health care coverage from a new employer.

Within ten (10) days from the date of the Separation Agreement, SeaChange will issue Mr. Goldfarb the following: (i) 3,000 shares of common stock, constituting all shares owing to Mr. Goldfarb upon the vesting of restricted stock units (“RSUs”) under the retention bonus award made to Mr. Goldfarb on July 20, 2011; (ii) 15,381 shares of common stock, constituting all RSUs scheduled to vest on February 1, 2013, pursuant to RSUs granted in connection with SeaChange’s Fiscal 2011 compensation and bonus plan; and (iii) 2,443 shares of common stock, constituting all RSUs scheduled to vest on February 1, 2013 pursuant to RSUs granted in connection with SeaChange’s Fiscal 2012 compensation and bonus plan.

Mr. Goldfarb will remain eligible to receive an award under SeaChange’s fiscal year 2013 compensation and bonus plan, as disclosed in the Form 8-K filed May 1, 2012, with such payments, if any, to be made at the time and under the terms as would have applied had Mr. Goldfarb remained actively employed by SeaChange; provided the payout will be pro-rated, based on the number of days that have elapsed in the current fiscal year as of the separation date (i.e., 50.55%).

Under the Separation Agreement, Mr. Goldfarb agreed to non-competition and non-solicitation provisions restricting his activities for a one-year post-employment period.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

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Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is attached to this report:

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated as of August 15, 2012, by and between SeaChange International, Inc. and Ira Goldfarb.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Raghu Rau
Raghu Rau Chief Executive Officer

Dated: August 17, 2012

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated as of August 15, 2012, by and between SeaChange International, Inc. and Ira Goldfarb.